UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

May 7, 2009
Date of Report (Date of earliest event reported)

FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

Virginia
(State or Other Jurisdiction of Incorporation)

000-50230	54-1873198
(Commission File Number)	(IRS Employer Identification No.)

1001 Nineteenth Street North
Arlington, VA 22209
 (Address of Principal Executive Office) (Zip Code)

(703) 312-9500
 (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On May 7, 2009, Friedman, Billings, Ramsey Group, Inc., doing business as Arlington Asset Investment Corp., issued a press release announcing its financial results for the quarter ended March 31, 2009. A copy of the press release is attached hereto as Exhibit 99.1.

Item 7.01	Regulation FD Disclosure.

The information included in Item 2.02 above is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit.

99.1	Friedman, Billings, Ramsey Group, Inc. Press Release dated May 7, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Friedman, Billings, Ramsey Group, Inc

Date: May 7, 2009	By:	/s/ Kurt R. Harrington
Kurt R. Harrington Executive Vice President and Chief Financial Officer, Friedman, Billings, Ramsey Group, Inc.